UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2024

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 19, 2024, SINTX Technologies, Inc. held its 2024 annual meeting of stockholders at which the following matters were voted on:

Proposal No. 1: Election of Directors. The Company’s stockholders elected for a three-year term one person nominated for election as a Class I director. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-vote	Abstain
Mark Froimson, MD	65,138	11,650	375,417	-

Proposal No. 2: A proposal to ratify the Audit Committee’s appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024. This proposal was ratified.

For	Against	Abstain	Broker Non-vote
418,120	18,452	15,633	-

Proposal No. 3: A proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation.” This proposal was adopted.

For	Against	Abstain	Broker Non-vote
45,812	26,817	4,159	375,417

Proposal No. 4: To approve an amendment to our 2020 Equity Incentive Plan to increase the authorized number of shares of common stock of the Company issuable under all awards granted under the plan by 333,650 shares. This proposal was approved.

For	Against	Abstain	Broker Non-vote
44,811	29,253	2,724	375,417

Proposal No. 5: A proposal to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals. This proposal was approved.

For	Against	Abstain	Broker Non-vote
363,474	85,363	3,368	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX TECHNOLOGIES, INC.

Date: December 23, 2024	/s/ Eric Olson
Eric Olson
President and Chief Executive Officer